UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



                         Date of Report: April 28, 2005



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                       0-422                22-1114430
          ----------                       -----                ----------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01.  Other Events

Announcement of Middlesex Water Company 5% Discount Offering to Dividend Reinvestment Plan Participants as set forth in the attached press release.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                                    MIDDLESEX WATER COMPANY
                                        (Registrant)





                                    s/Kenneth J. Quinn
                                    ------------------
                                    Kenneth J. Quinn
                                    Vice President, General Counsel,
                                    Secretary and Treasurer


Dated:  April 28, 2005

CONTACT: Bernadette Sohler, 732-634-1500
         Director of Communications, Middlesex Water Company


                 Middlesex Water Company to Offer 5% Discount to
                     Dividend Reinvestment Plan Participants

     Iselin, New Jersey April 28, 2005 -- Middlesex Water Company (NASDAQ:MSEX) today announced that, for a limited period of time, it plans to offer shares of its Common Stock at a 5% discount to participants in the Company's Dividend Reinvestment and Common Stock Purchase Plan ("Plan"). This offer applies to all purchases under the Plan made between June 1, 2005 and December 1, 2005, whether by Optional Cash payment or Dividend Reinvestment. The 5% reduction in price also will apply to dividends paid and reinvested on June 1, 2005 (to holders of record May 13, 2005). In addition, this discount will apply to any other dividends reinvested during the discount period.

     During this discount period, the price of the stock will be 95% of the purchase price as described in the Company's Plan prospectus dated January 25, 2000, if purchased through the Plan.

     Purchases made at the reduced price and then subsequently withdrawn from the Plan within six months after purchase, will be subject to a withdrawal fee equal to the original 5% share reduction on all shares withdrawn.

     For Plan details or to obtain copies of the Prospectus, please call Kenneth
J. Quinn, Vice President, General Counsel, Secretary and Treasurer of the Company at 732-634-1500.

About Middlesex Water Company
-----------------------------

         Middlesex Water Company, organized in 1897, is a water utility serving customers in central and southern New Jersey and in the State of Delaware. The Company and its New Jersey subsidiaries -- Pinelands Water Company, Pinelands Wastewater Company and Bayview Water Company -- are subject to the regulations of the Board of Public Utilities of the State of New Jersey. Middlesex Water Company operates the water and wastewater utilities for the City of

                                (More-More-More)

Middlesex Water Company to Offer 5% Discount to Dividend Reinvestment Plan Participants/Page 2

Perth Amboy through its subsidiary, Utility Service Affiliates (Perth Amboy) Inc. Middlesex Water also provides contract operations services and a service line maintenance program through its non-regulated subsidiary, Utility Service Affiliates, Inc. The Company's regulated Delaware subsidiaries, Tidewater Utilities, Inc., together with Southern Shores Water Company and Tidewater Environmental Services Inc., are subject to the regulations of the Public Service Commission in Delaware. These companies are also subject to various Federal and State regulatory agencies concerning water quality standards. White Marsh Environmental Systems, Inc. operates small wastewater systems under contract on a non-regulated basis in Delaware.

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                    Safe Harbor Statement under the Private
                    ---------------------------------------
                    Securities Litigation Reform Act of 1995:
                   ------------------------------------------
Certain matters discussed in this press release are "forward-looking statements"
   regarding the Company's results of operations and financial position. Such statements address future plans, objectives, expectations and events concerning various matters such as capital expenditures, earnings, litigation, growth potential, rates, regulatory matters, liquidity, capital resources and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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